                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Prospectus constituting part of the Registration Statement on Form S-3 of our report dated May 10, 2001 relating to the consolidated financial statements, which appears in Toyota Motor Credit Corporation's transition report on Form 10-KT for the six months ended March 31, 2001. We also consent to the reference to us under the headings "Experts" in such Registration Statement.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
March 27, 2002